Rubincon Ventures, Inc.

(A Development Stage Company)

Financial Statements

(Expressed in U.S. Dollars)

(Unaudited)

31 July 2006

Rubincon Ventures, Inc.

(A Development Stage Company)

Balance Sheets

(Expressed in U.S. Dollars)

(Unaudited)

	As at 31 July 2006	As at 31 January 2006 (Audited)
	$	$
Assets

Current
Cash and cash equivalents	4,521,912	65,967
Prepaid expenses	27,015	—

	4,548,927	65,967

Liabilities

Current
Accounts payable and accrued liabilities (Note 3)	56,569	23,674
Note payable (Note 4)	100,000	100,000
Due to related parties (Note 5)	25,103	45,103

	181,672	168,777

Stockholders’ equity
Capital stock (Note 7)
Authorized
200,000,000 common shares, par value $0.001
Issued and outstanding
31 July 2006 – 40,006,672 common shares, par value $0.001
31 January 2006 – 34,986,672 common shares, par value $0.001	40,007	34,987
Additional paid-in capital	5,187,413	141,916
Deficit, accumulated during the development stage	(860,165)	(279,713)

	4,367,255	(102,810)

	4,548,927	65,967

Nature and Continuance of Operations (Note 1) and Commitments (Note 10)

On behalf of the Board:

/s/ GUY PECKHAM	Director	/s/ DONALD A. WRIGHT	Director
Guy Peckham		Donald A. Wright

The accompanying notes are an integral part of these financial statements.

Rubincon Ventures, Inc.

(A Development Stage Company)

Statements of Operations

(Expressed in U.S. Dollars)

(Unaudited)

	For the period from the date of inception on 2 February 1999 to 31 July 2006	For the three month period ended 31 July 2006	For the three month period ended 31 July 2005	For the six month period ended 31 July 2006	For the six month period ended 31 July 2005
	$	$	$	$	$
Expenses
Mineral property expenditure	39,113	—	21,829	—	21,829
General and administrative (Schedule 1)	883,897	345,566	4,855	643,297	15,455

Net loss before other item	(923,010)	(345,566)	(26,684)	(643,297)	(37,284)

Other item
Interest income	62,845	62,845	—	62,845	—

Net loss for the period	(860,165)	(282,721)	(26,684)	(580,452)	(37,284)

Basic and diluted loss per common share		(0.007)	(0.001)	(0.015)	(0.001)

Weighted average number of common shares used in per share calculations		40,006,672	49,738,704	39,777,008	47,548,674

The accompanying notes are an integral part of these financial statements.

Rubincon Ventures, Inc.

(A Development Stage Company)

Statements of Cash Flows

(Expressed in U.S. Dollars)

(Unaudited)

	For the period from the date of inception on 2 February 1999 to 31 July 2006 (As restated Note 12)	For the three month period ended 31 July 2006	For the three month period ended 31 July 2005	For the six month period ended 31 July 2006 (As restated Note 12)	For the six month period ended 31 July 2005
	$	$	$	$	$
Cash flows from operating activities
Net loss for the period	(860,165)	(282,721)	(26,684)	(580,452)	(37,284)
Adjustments to reconcile loss to net cash used by operating activities
Contributions to capital – expenses (Notes 6 and 7)	70,125	900	2,475	1,800	4,950
Stock-based compensation (Note 8)	45,717	—	—	45,717	—
Changes in operating assets and liabilities
Increase in prepaid expenses	(27,015)	(15,349)	—	(27,015)	—
Increase (decrease) in accounts payable and accrued liabilities (Notes 11 and 12)	59,569	(38,126)	(5,959)	35,895	(17,054)
Increase (decrease) in due to related parties (Notes 11 and 12)	55,677	—	—	—	—

	(656,092)	(335,296)	(30,168)	(524,055)	(49,388)

Cash flows from financing activities
Common shares issued for cash (Note 7)	5,052,901	—	—	5,000,000	50,500
Increase in note payable	100,000	—	—	—	—
Increase (decrease) in due to related parties (Note 5)	25,103	(5,000)	263	(20,000)	1,958

	5,178,004	(5,000)	263	4,980,000	52,458

Increase (decrease) in cash and cash equivalents	4,521,912	(340,296)	(29,905)	4,455,945	3,070

Cash and cash equivalents, beginning of period	—	4,862,208	33,076	65,967	101

Cash and cash equivalents, end of period	4,521,912	4,521,912	3,171	4,521,912	3,171

Supplemental Disclosures with Respect to Cash Flows (Note 11)

The accompanying notes are an integral part of these financial statements.

Rubincon Ventures, Inc.

(A Development Stage Company)

Statement of Changes in Stockholders’ Equity

(Expressed in U.S. Dollars)

(Unaudited)

	Number of common shares issued	Capital stock	Additional paid-in capital	Deficit, accumulated during the development stage	Stockholders’ equity
		$	$	$	$
Balance at 2 February 1999 (inception)
Common shares issued for cash ($0.001 per share) – 25 February 1999	38,413,120	38,413	(36,012)	—	2,401
Contributions to capital by related parties – expenses	—	—	10,200	—	10,200
Net loss for the period	—	—	—	(23,160)	(23,160)

Balance at 31 January 2000	38,413,120	38,413	(25,812)	(23,160)	(10,559)
Contributions to capital by related parties – expenses	—	—	10,200	—	10,200
Net loss for the year	—	—	—	(19,203)	(19,203)

Balance at 31 January 2001	38,413,120	38,413	(15,612)	(42,363)	(19,562)
Contributions to capital by related parties – expenses	—	—	10,200	—	10,200
Net loss for the year	—	—	—	(24,135)	(24,135)

Balance at 31 January 2002	38,413,120	38,413	(5,412)	(66,498)	(33,497)
Contributions to capital by related parties – expenses	—	—	10,200	—	10,200
Net loss for the year	—	—	—	(31,276)	(31,276)

Balance at 31 January 2003	38,413,120	38,413	4,788	(97,774)	(54,573)
Contributions to capital by related parties – expenses	—	—	10,200	—	10,200
Net loss for the year	—	—	—	(34,357)	(34,357)

Balance at 31 January 2004	38,413,120	38,413	14,988	(132,131)	(78,730)
Contributions to capital by related parties – expenses	—	—	9,900	—	9,900
Net loss for the year	—	—	—	(30,945)	(30,945)

Balance at 31 January 2005	38,413,120	38,413	24,888	(163,076)	(99,775)

The accompanying notes are an integral part of these financial statements.

Rubincon Ventures, Inc.

(A Development Stage Company)

Statement of Changes in Stockholders’ Equity

(Expressed in U.S. Dollars)

(Unaudited)

	Number of common shares issued	Capital stock	Additional paid-in capital	Deficit, accumulated during the development stage	Stockholders’ equity
		$	$	$	$
Balance at 31 January 2005	38,413,120	38,413	24,888	(163,076)	(99,775)
Common shares issued for cash ($0.009 per share) – 7 March 2005	5,386,672	5,387	45,113	—	50,500
Common shares issued for debt ($0.009 per share) – 7 March 2005	5,938,912	5,939	49,738	—	55,677
Cancellation of common shares – 8 December 2005	(14,752,032)	(14,752)	14,752	—	—
Contributions to capital by related parties – expenses	—	—	7,425	—	7,425
Net loss for the year	—	—	—	(116,637)	(116,637)

Balance at 31 January 2006	34,986,672	34,987	141,916	(279,713)	(102,810)
Common shares issued for cash ($1.00 per share) – 4 April 2006 (Note 7)	5,000,000	5,000	4,995,000	—	5,000,000
Common shares issued for debt ($0.15 per share) – 22 February 2006 (Notes 4 and 7)	20,000	20	2,980	—	3,000
Contributions to capital by related parties – expenses (Notes 6 and 7)	—	—	1,800	—	1,800
Stock-based compensation (Note 8)	—	—	45,717	—	45,717
Net loss for the period	—	—	—	(580,452)	(580,452)

Balance at 31 July 2006	40,006,672	40,007	5,187,413	(860,165)	4,367,255

The accompanying notes are an integral part of these financial statements.

Rubincon Ventures, Inc.

(A Development Stage Company)

Schedule 1 – General and Administrative Expenses

(Expressed in U.S. Dollars)

(Unaudited)

	For the period from the date of inception on 2 February 1999 to 31 July 2006	For the three month period ended 31 July 2006	For the three month period ended 31 July 2005	For the six month period ended 31 July 2006	For the six month period ended 31 July 2005
	$	$	$	$	$
Advertising and promotion	41,108	17,933	—	41,108	—
Bank charges and interest	1,565	417	—	664	6
Consulting fees	62,212	33,710	—	52,106	—
Director fees (Note 6)	4,583	2,500	—	4,583	—
Filing fees	36,933	15,757	350	22,816	550
Franchise tax	692	—	—	—	58
Interest on note payable (Note 4)	6,438	2,493	—	4,959	—
Investor relations	50,000	30,000	—	50,000	—
Legal and accounting	482,442	224,139	1,045	381,831	6,440
Loan placement fees	3,000	—	—	—	—
Management fees (Note 6)	85,500	15,000	1,500	30,000	3,000
Meals and entertainment	579	—	—	—	—
Office and miscellaneous	10,397	78	834	118	2,030
Rent (Notes 6)	26,100	900	900	1,800	1,800
Stock-based compensation	45,717	—	—	45,717	—
Telephone (Notes 6)	5,617	620	75	620	220
Transfer agent fees	16,414	765	151	2,375	1,351
Travel	4,600	1,254	—	4,600	—

	883,897	345,566	4,855	643,297	15,455

The accompanying notes are an integral part of these financial statements.

Rubincon Ventures, Inc.

(A Development Stage Company)

Notes to Financial Statements

(Expressed in U.S. Dollars)

(Unaudited)

31 July 2006

1. Nature and Continuance of Operations

Rubincon Ventures, Inc. (the “Company”) was incorporated under the laws of the State of Delaware on 2 February 1999. The Company was incorporated for the purpose to promote and carry on any lawful business for which a corporation may be incorporated under the laws of the State of Delaware.

The Company is a development stage enterprise, as defined in Statements of Financial Accounting Standards (“SFAS”) No. 7, “Accounting and Reporting by Development Stage Enterprises”. The Company is devoting all of its present efforts to securing and establishing a new business and its planned principle operations have not commenced. Accordingly, no revenue has been derived during the organization period.

The Company’s financial statements as at 31 July 2006 and for the three month and six month periods then ended have been prepared on a going concern basis, which contemplates the realization of assets and the settlement of liabilities and commitments in the normal course of business. The Company has a loss of $580,452 for the six month period ended 31 July 2006 (31 July 2005 – $37,284) and has working capital of $4,367,255 at 31 July 2006 (31 January 2006 – working capital deficiency of $102,810).

Management cannot provide assurance that the Company will ultimately achieve profitable operations or become cash flow positive, or raise additional debt and/or equity capital. Management believes that the Company’s capital resources should be adequate to continue operating and maintaining its business strategy during the fiscal year ending 31 January 2007. However, if the Company is unable to raise additional capital in the near future, due to the Company’s liquidity problems, management expects that the Company will need to curtail operations, liquidate assets, seek additional capital on less favorable terms and/or pursue other remedial measures. These financial statements do not include any adjustments related to the recoverability and classification of assets or the amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

At 31 July 2006, the Company was not engaged in a business and had suffered losses from development stage activities to date. Although management is currently attempting to implement its business plan, and is seeking additional sources of equity or debt financing, there is no assurance these activities will be successful. These factors raise substantial doubt about the ability of the Company to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

2. Significant Accounting Policies

The following is a summary of significant accounting policies used in the preparation of these financial statements.

Basis of presentation

The accompanying unaudited interim financial statements have been prepared as of 31 July 2006 and for the three month and six month periods then ended, in accordance with accounting principles generally accepted in the United States of America relating to the preparation of financial statements for interim periods. Accordingly, they do not include all the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring

Rubincon Ventures, Inc.

(A Development Stage Company)

Notes to Financial Statements—(Continued)

(Expressed in U.S. Dollars)

(Unaudited)

31 July 2006

accruals) considered necessary for a fair presentation have been included. Operating results for the three month and six month periods ended 31 July 2006 are not necessarily indicative of the results that may be expected for the year ending 31 January 2007.

These interim financial statements follow the same accounting policies and methods of their application as the most recent annual financial statements, except as noted below. These interim financial statements should be read in conjunction with the audited financial statements of the Company as at 31 January 2006.

Cash and cash equivalents

Cash and cash equivalents include highly liquid investments with original maturities of three months or less.

Financial instruments

The carrying value of cash, accounts payable and accrued liabilities, and due to related parties approximates their fair value because of the short maturity of these instruments. The Company’s operations are in Canada and virtually all of its assets and liabilities are giving rise to significant exposure to market risks from changes in foreign currency rates. The Company’s financial risk is the risk that arises from fluctuations in foreign exchange rates and the degree of volatility of these rates. Currently, the Company does not use derivative instruments to reduce its exposure to foreign currency risk.

Derivative financial instruments

The Company has not, to the date of these financial statements, entered into derivative instruments to offset the impact of foreign currency fluctuations.

Income taxes

Deferred income taxes are reported for timing differences between items of income or expense reported in the financial statements and those reported for income tax purposes in accordance with SFAS No. 109, “Accounting for Income Taxes”, which requires the use of the asset/liability method of accounting for income taxes. Deferred income taxes and tax benefits are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases, and for tax loss and credit carry-forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The Company provides for deferred taxes for the estimated future tax effects attributable to temporary differences and carry-forwards when realization is more likely than not.

Basic and diluted net loss per share

The Company computes net loss per share in accordance with SFAS No. 128, “Earnings per Share”. SFAS No. 128 requires presentation of both basic and diluted earnings per share (“EPS”) on the face of the income statement. Basic EPS is computed by dividing net loss available to common shareholders (numerator) by the weighted average number of shares outstanding (denominator) during the period. Diluted EPS gives effect to all

Rubincon Ventures, Inc.

(A Development Stage Company)

Notes to Financial Statements—(Continued)

(Expressed in U.S. Dollars)

(Unaudited)

31 July 2006

potentially dilutive common shares outstanding during the period using the treasury stock method and convertible preferred stock using the if-converted method. In computing diluted EPS, the average stock price for the period is used in determining the number of shares assumed to be purchased from the exercise of stock options or warrants. Diluted EPS excludes all potentially dilutive shares if their effect is anti-dilutive.

Comprehensive Loss

SFAS No. 130, “Reporting Comprehensive Income”, establishes standards for the reporting and display of comprehensive loss and its components in the financial statements. As at 31 July 2006, the Company has no items that represent a comprehensive loss and therefore has not included a schedule of comprehensive loss in the financial statements.

Segments of an enterprise and related information

SFAS No. 131, “Disclosures about Segments of an Enterprise and Related Information”, supersedes SFAS No. 14, “Financial Reporting for Segments of a Business Enterprise”. SFAS No. 131 establishes standards for the way that public companies report information about operating segments in annual financial statements and requires reporting of selected information about operating segments in interim financial statements issued to the public. It also establishes standards for disclosures regarding products and services, geographic areas, and major customers. SFAS No. 131 defines operating segments as components of a company about which separate financial information is available that is evaluated regularly by the chief operating decision-maker in deciding how to allocate resources and in assessing performance. The Company has evaluated SFAS No. 131 and does not believe it is applicable at this time.

Start-up expenses

The Company has adopted Statement of Position SFAS No. 98-5, “Reporting the Costs of Start-up Activities”, which requires that costs associated with start-up activities be expensed as incurred. Accordingly, start-up costs associated with the Company’s formation have been included in the Company’s expenses for the period from inception on 2 February 1999 to 31 July 2006.

Foreign currency translation

The Company’s functional currency is the Canadian dollar and its reporting currency is the U.S. dollar. The financial statements of the Company are translated to U.S. dollars in accordance with SFAS No. 52 “Foreign Currency Translation”. Monetary assets and liabilities denominated in foreign currencies are translated using the exchange rate prevailing at the balance sheet date. Revenue and expense items are translated at the average rate of exchange prevailing during the year.

Adjustments arising from such translations are deferred until realization and are included as a separate component of shareholders’ equity as a component of comprehensive income or loss. Therefore, translation adjustments are not included in determining net income but are reported as other comprehensive income.

No significant realized exchange gains or losses were recorded in the period ended 31 July 2006.

Rubincon Ventures, Inc.

(A Development Stage Company)

Notes to Financial Statements—(Continued)

(Expressed in U.S. Dollars)

(Unaudited)

31 July 2006

Common stock split

The Company effected a one to four forward stock split to the Company’s shareholders of record on each of 30 August 2005 and 6 October 2005. All shares and per share information have been retroactively adjusted to reflect the stock split.

Stock-based compensation

The Company records stock-based compensation in accordance with SFAS No. 123, “Accounting for Stock-Based Compensation”. All transactions in which goods or services are provided to the Company in exchange for the issuance of equity instruments are accounted for based on the fair value of the consideration received or the fair value of the equity instrument issued, whichever is more reliably measurable. Equity instruments issued to employees and the cost of the services received as consideration are measured and recognized based on the fair value of the equity instruments issued.

Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenditures during the reporting period. Actual results could differ from these estimates.

Recent accounting pronouncements

In March 2006, the Financial Accounting Standards Board (the “FASB”) issued SFA No. 156, “Accounting for Servicing of Financial Assets”, which amends SFAS No. 140. SFAS No. 156 may be adopted as early as 1 January 2006, for calendar year-end entities, provided that no interim financial statements have been issued. Those not choosing to early adopt are required to apply the provisions as of the beginning of the first fiscal year that begins after 15 September 2006 (e.g. 1 January 2007, for calendar year-end entities). The intention of the new statement is to simplify accounting for separately recognized servicing assets and liabilities, such as those common with mortgage securitization activities, as well as to simplify efforts to obtain hedge-like accounting. Specifically, the FASB said SFAS No. 156 permits a service using derivative financial instruments to report both the derivative financial instrument and related servicing asset or liability by using a consistent measurement attribute, or fair value. The adoption of SFAS No. 156 is not expected to have a material impact on the Company’s financial position, results of operations or cash flows.

In February 2006, the FASB issued SFAS No. 155, “Accounting for Certain Hybrid Financial Instruments”, which amends SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities” and SFAS No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities”. SFAS No. 155 permits fair value measurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation, establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or hybrid financial instruments containing embedded derivatives. The adoption of SFAS No. 155 is not expected to have a material impact on the Company’s financial position, results of operations or cash flows.

Rubincon Ventures, Inc.

(A Development Stage Company)

Notes to Financial Statements—(Continued)

(Expressed in U.S. Dollars)

(Unaudited)

31 July 2006

In May 2005, the FASB issued SFAS No. 154, “Accounting Changes and Error Corrections – A Replacement of APB Opinion No. 20 and SFAS No. 3”. SFAS No. 154 changes the requirements for the accounting for and reporting of a change in accounting principle and applies to all voluntary changes in accounting principle. It also applies to changes required by an accounting pronouncement in the unusual instance that the pronouncement does not include specific transition provisions. SFAS No. 154 requires retrospective application to prior periods’ financial statements of changes in accounting principle, unless it is impracticable to determine either the period-specific effects or the cumulative effect of the change. The provisions of SFAS No. 154 are effective for accounting changes and correction of errors made in fiscal years beginning after 15 December 2005. The adoption of this standard is not expected to have a material effect on the Company’s results of operations or financial position.

In March 2005, the Securities and Exchange Commission (“SEC”) staff issued Staff Accounting Bulletin (“SAB”) No. 107 to give guidance on the implementation of SFAS No. 123R. The Company will consider SAB No. 107 during implementation of SFAS No. 123R.

In December 2004, the FASB issued SFAS No. 153, “Exchanges of Nonmonetary Assets – An Amendment of APB Opinion No. 29”. The guidance in APB Opinion No. 29, Accounting for Nonmonetary Transactions, is based on the principle that exchanges of nonmonetary assets should be measured based on the fair value of the assets exchanged. The guidance in that Opinion, however, included certain exceptions to that principle. SFAS No. 153 amends Opinion No. 29 to eliminate the exception for nonmonetary exchanges of similar productive assets and replaces it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. A nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. The provisions of SFAS No. 153 are effective for nonmonetary asset exchanges occurring in fiscal periods beginning after 15 June 2005. Early application is permitted and companies must apply the standard prospectively. The adoption of this standard is not expected to have a material effect on the Company’s results of operations or its financial position.

In December 2004, the FASB issued SFAS No. 123R, “Share Based Payment”. SFAS No. 123R is a revision of SFAS No. 123, “Accounting for Stock-Based Compensation”, and supersedes APB Opinion No. 25, “Accounting for Stock Issued to Employees” and its related implementation guidance. SFAS No. 123R establishes standards for the accounting for transactions in which an entity exchanges its equity instruments for goods or services. It also addresses transactions in which an entity incurs liabilities in exchange for goods or services that are based on the fair value of the entity’s equity instruments or that may be settled by the issuance of those equity instruments. SFAS No. 123R focuses primarily on accounting for transactions in which an entity obtains employee services in share-based payment transactions. SFAS No. 123R requires a public entity to measure the cost of employee services received in exchange for an award of equity instruments based on the grant-date fair value of the award (with limited exceptions). That cost will be recognized over the period during which an employee is required to provide service in exchange for the award – the requisite service period (usually the vesting period). SFAS No. 123R requires that the compensation cost relating to share-based payment transactions be recognized in the financial statements. That cost will be measured based on the fair value of the equity or liability instruments issued. Public entities that file as small business issuers will be required to apply SFAS No. 123R in the first interim or annual reporting period that begins after 15 December 2005. The adoption of this standard is not expected to have a material effect on the Company’s results of operations or its financial position.

Rubincon Ventures, Inc.

(A Development Stage Company)

Notes to Financial Statements—(Continued)

(Expressed in U.S. Dollars)

(Unaudited)

31 July 2006

The FASB has also issued SFAS No. 151 and 152, but they will not have an effect of the financial reporting of the Company.

Comparative figures

Certain comparative figures have been adjusted to conform to the current period’s presentation.

3. Accounts Payable and Accrued Liabilities

Accounts payable and accrued liabilities are non-interest bearing, unsecured and have settlement dates within one year.

	31 July 2006	31 January 2006 (Audited)
	$	$
Trade payables and accrued liabilities	50,130	19,015
Franchise taxes payable	—	179
Interest on note payable (Note 4)	6,439	1,480
Loan placement fee payable (Note 4)	—	3,000

	56,569	23,674

4. Note Payable

The note payable bears interest at 10% per annum, payable annually on 8 December, is unsecured and is repayable in full on 8 December 2006. Interest is payable at a rate of 30% per annum on any principal or interest outstanding after 8 December 2006. The terms of the note payable also require the Company to issue 20,000 common shares of the Company valued at $3,000 ($0.15 per share) to the holder of the note payable as the payment of a loan placement fee. These shares were issued on 22 February 2006 (Notes 7 and 11). This placement fee has been recorded as loan placement fee expense of $3,000 during the year ended 31 January 2006 and was included in accounts payable at 31 January 2006.

5. Due to Related Parties

As at 31 July 2006, the amount due to related parties consists of $25,103 (31 January 2006 – $45,103) payable to a director of the Company. As at 31 July 2006 and 31 January 2006, a total of $20,103 of this amount represents a short term loan provided to the Company by a director of the Company. These balances are non-interest bearing, unsecured and have no fixed terms of repayment.

6. Related Party Transactions

During the six month period ended 31 July 2006, the Company paid or accrued management fees of $30,000 (31 July 2005 – $3,000) to the president of the Company.

During the six month period ended 31 July 2006, the Company paid or accrued director fees of $4,583 (31 July 2005 – $Nil) to a director of the Company.

Rubincon Ventures, Inc.

(A Development Stage Company)

Notes to Financial Statements—(Continued)

(Expressed in U.S. Dollars)

(Unaudited)

31 July 2006

During the six month period ended 31 July 2006, officers-directors, and their controlled entities, have made contributions to capital for management fees, rent and telephone in the amount of $Nil (31 July 2005 – $3,000, cumulative – $40,500), $1,800 (31 July 2005 – $1,800, cumulative – $26,100) and $Nil (31 July 2005 – $150, cumulative – $3,525) respectively (Notes 7 and 11).

7. Capital Stock

Authorized

The total authorized capital is 200,000,000 common shares with a par value of $0.001 per common share.

Issued and outstanding

The total issued and outstanding capital stock is 40,006,672 common shares with a par value of $0.001 per common share.

i. On 22 February 2006, the Company issued 20,000 common shares related to the payment of a loan placement fee valued at $3,000. This amount was recorded as accounts payable as at 31 January 2006 (Note 4).

ii. On 4 April 2006, the Company issued 5,000,000 common shares for cash proceeds of $5,000,000.

Stock options

The following stock options were outstanding and exercisable at 31 July 2006:

Exercise price $	Number of options outstanding	Weighted- average contractual life (years)	Weighted- average exercise price	Number of options exercisable	Weighted- average exercise price
			$		$
1.00	100,000	4.62	1.00	25,000	1.00
1.00	25,000	9.66	1.00	12,500	1.00

	125,000	5.62	1.00	37,500	1.00

Rubincon Ventures, Inc.

(A Development Stage Company)

Notes to Financial Statements—(Continued)

(Expressed in U.S. Dollars)

(Unaudited)

31 July 2006

The following is a summary of stock option activities during the six month period ended 31 July 2006 and 2005:

	Number of options	Weighted average exercise price
$
Outstanding at 1 February 2005	—	—

Granted	—	—
Exercised	—	—
Forfeited	—	—

Outstanding at 31 July 2005	—	—

Exercisable at 31 July 2005	—	—

Weighted average fair value of options granted during the period		—

	Number of options	Weighted average exercise price
$
Outstanding at 1 February 2006	—	—

Granted	125,000	1.00
Exercised	—	—
Forfeited	—	—

Outstanding at 31 July 2006	125,000	1.00

Exercisable at 31 July 2006	37,500	1.00

Weighted average fair value of options granted during the period		0.75

8. Stock-Based Compensation

On 20 August 2002, the stockholders of the Company approved a Non-Qualified Stock Option Plan (the “Stock Option Plan”) which provided for the issuance of a maximum of 3,840,000 common shares of the Company for future purchase by key employees, independent contractors, technical advisors or directors of the Company at a price of $0.009 per share. The Stock Option Plan was to be in effect for ten years. No shares were issued under the Stock Option Plan and it was cancelled during the six month period ended 31 July 2006.

During the six month period ended 31 July 2006, the Company granted 100,000 stock options entitling the holder to purchase common shares of the Company for proceeds of $1.00 per common share expiring 14 March 2011. A total of 25,000 of these stock options vested on the granted date of 15 March 2006. A total of 75,000 of these stock options vest upon the closing by the Company of a nano-technology acquisition that the option-holder is instrumental in identifying for the Company. The total estimated fair value of these options was $53,259

Rubincon Ventures, Inc.

(A Development Stage Company)

Notes to Financial Statements—(Continued)

(Expressed in U.S. Dollars)

(Unaudited)

31 July 2006

($0.53259 per option). During the six month period ended 31 July 2006, stock-based compensation of $21,304 has been recorded in the statement of operations with the corresponding amount recorded as additional paid-in capital in stockholders’ equity.

During the six month period ended 31 July 2006, the Company granted 25,000 stock options entitling the holder to purchase common shares of the Company for proceeds of $1.00 per common share expiring 28 March 2016. A total of 12,500 of these stock options vested on the grant date of 29 March 2006. A total of 12,500 of these stock options vest on 29 March 2007. The total estimated fair value of these options was $40,689 ($1.62754 per option). During the six month period ended 31 July 2006, stock-based compensation of $24,413 has been recorded in the statement of operations with a corresponding amount recorded as contributed surplus in stockholder’s equity.

The following assumptions were used for the Black-Scholes valuation of stock options granted during the period:

	For the six month period ended 31 July 2006	For the six month period ended 31 July 2005
Risk free interest rate	4.78%	—
Expected life	1 year	—
Annualized volatility	54.21%	—
Expected dividends	—	—

9. Income Taxes

The Company has losses carried forward for income tax purposes to 31 July 2006. There are no current or deferred tax expenses for the period ended 31 July 2006 due to the Company’s loss position. The Company has fully reserved for any benefits of these losses. The deferred tax consequences of temporary differences in reporting items for financial statement and income tax purposes are recognized, as appropriate. Realization of the future tax benefits related to the deferred tax assets is dependent on many factors, including the Company’s ability to generate taxable income within the net operating loss carryforward period. Management has considered these factors in reaching its conclusion as to the valuation allowance for financial reporting purposes.

The provision for refundable federal income tax consists of the following:

	For the six month period ended 31 July 2006	For the six month period ended 31 July 2005
	$	$
Deferred tax asset attributable to:
Current operations	197,354	9,073
Contributions to capital by related parties (Note 6)	(612)	(1,683)
Stock-based compensation	(15,544)	—
Less: Change in valuation allowance	(181,198)	(7,390)

Net refundable amount	—	—

Rubincon Ventures, Inc.

(A Development Stage Company)

Notes to Financial Statements—(Continued)

(Expressed in U.S. Dollars)

(Unaudited)

31 July 2006

The composition of the Company’s deferred tax assets as at 31 July 2006 and 31 January 2006 is as follows:

	31 July 2006	31 January 2006 (Audited)
	$	$
Net income tax operating loss carryforward	744,323	279,713

Statutory federal income tax rate	34%	34%
Effective income tax rate	0%	0%

Gross deferred tax assets	253,070	95,102
Less: Valuation allowance	(253,070)	(95,102)

Net deferred tax asset	—	—

The potential income tax benefit of these losses has been offset by a full valuation allowance.

As at 31 July 2006, the Company has an unused net operating loss carryforward balance of approximately $744,323 that is available to offset future taxable income. This unused net operating loss carryforward balance for income tax purposes expires between the year 2020 to 2027.

10. Commitments

During the year ended 31 January 2006, the Company entered into a contract for management services with a director and officer of the Company requiring the payment of $5,000 per month. This commitment can be terminated by the Company with 30 days notice.

On 1 March 2006, the Company entered into a contract for investor relations services requiring the payment of $10,000 per month expiring 28 February 2008. This commitment can be terminated by the Company with 30 days notice.

On 15 March 2006, the Company entered into a contract for consulting services requiring the payment of $10,000 per month expiring 15 March 2007.

On 29 March 2006, the Company entered into a letter of agreement with a director of the Company requiring the payment of director fees of $2,500 per quarter.

On 8 May 2006, the Company and API Electronics Group Corp. (“API”) entered into a definitive combination agreement (the “Combination Agreement”) implementing a previously executed letter of intent. Subject to regulatory and shareholder approval and other customary closing conditions, the Combination Agreement provides that under the terms of a plan of arrangement, API will become a wholly owned subsidiary of the Company. If the transaction occurs, each holder of common shares of API will receive ten shares of common stock of the Company, or at the option of Canadian holders of API common shares, ten exchangable shares of RVI Sub, Inc., a wholly owned subsidiary of the Company. The exchangable shares can be exchanged for shares of common stock of the Company on a one-for-one basis and are designed to give the holder the same economic rights as a holder of the Company’s common stock. If the transaction is completed, the Company will

Rubincon Ventures, Inc.

(A Development Stage Company)

Notes to Financial Statements—(Continued)

(Expressed in U.S. Dollars)

(Unaudited)

31 July 2006

change its name to API Nanotronics Corp. The management of API Nanontronics Corp. will be the same as the current management of API and the members of the board of directors of API will constitute the majority of the board of directors of the combined entity. API, through its subsidiaries, is engaged in the manufacture of electronic components and systems for the defense and communications industries and has operations in the United States and Canada.

On 20 July 2006, the Company signed a non-binding letter of intent proposing an acquisition of National Hybrid, Inc. and Pace Technology, Inc., from the Estate of Ben Pace.

11. Supplemental Disclosures with Respect to Cash Flows

	For the period from the date of inception on 2 February 1999 to 31 July 2006	For the three month period ended 31 July 2006	For the three month period ended 31 July 2005	For the six month period ended 31 July 2006	For the six month period ended 31 July 2005
	$	$	$	$	$
Cash paid during the year for interest	—	—	—	—	—
Cash paid during the year for income taxes	—	—	—	—	—

During the six month period ended 31 July 2006, the Company issued 20,000 share valued at $3,000 as a payment of a loan placement fee (Note 4). This amount was included in accounts payable at 31 January 2006.

During the six month period ended 31 July 2006, officers-directors, and their controlled entities, have made contributions to capital for management fees, rent and telephone in the amounts of $Nil, $1,800 and $Nil respectively (Notes 6 and 7).

During the six month period ended 31 July 2005, officers-directors, and their controlled entities, have made contributions to capital for management fees, rent and telephone in the amounts of $3,000, $1,800 and $150 respectively (Note 6).

During the six month period ended 31 July 2006 the Company issued 20,000 common shares valued at $3,000 for the settlement of accounts payable (Note 7).

During the year ended 31 January 2006 the Company issued 5,938,912 common shares (valued at $55,677) for settlement of accounts payable to related parties.

12. Restatement of Financial Statements

The Company’s statement of cash flows has been restated to exclude from the statement of cash flows both the issuance of 20,000 common shares (valued at $3,000) for the settlement of accounts payable during the six month period ended 31 July 2006 and the issuance of 5,938,912 common shares (valued at $55,677) for the settlement of accounts payable to related parties during the period from the date of inception on 2 February 1999 to 31 July 2006.